EXHIBIT 10.10


                              AMENDMENT NUMBER TWO
                                       TO
                      MR3 TECHNOLOGY ACQUISITION AGREEMENT


         The Technology Acquisition Agreement ("Agreement") executed the 10th day of April, 2002 ("Effective Date"), by and between Linsa Associates, Ltd., and MR3 Systems, Inc., is hereby amended, to redefine "Restricted Areas" under
Section 1.3 of the Agreement as set forth on the attached amended Exhibit B.

         WHEREAS, the parties have executed this Amendment Number Two in counterparts, each of which shall be deemed an original, as of February 26, 2004.


LINSA ASSOCIATES, LTD.                      MR3 SYSTEMS, INC.

By: /s/ FRANCESCO CASTELLAZZI               By: /s/ RANDALL S. REIS
    ------------------------------              --------------------------------
    Francesco Castellazzi                       Randall S. Reis, Chairman
    Title:  Director
    Date: 17-3-2004


By: /s/ RENE SIGRISO
    ------------------------------
    Rene Sigriso
    Title: Director
    Date: 17-3-2004



LINSA LTD

By: /s/ SEBASTIAN VOGELI                This Amendment number 2 and Exhibit B
    ------------------------------      form an integral part of the Acquisition
    Sebastian Vogeli                    Agreement dated 10-04-02, which has been
    Title: Director                     assigned on 20-06-02 from Linsa
    Date: 26-3-200                      Associates Ltd. to Linsa Limited.


By: /s/ FRANCESCO CASTELLAZZI
    ------------------------------
    Francesco Castellazzi
    Title: Director
    Date: 26-3-2004

                                    EXHIBIT B

1. Restricted Areas are defined as the following countries, each a Restricted Area:

         (a)      Taiwan

         (b)      Egypt

         (c) Also includes any transactions done outside of a Restricted Area with subsidiaries or affiliates of companies headquartered within a Restricted Area, provided that LINSA is transacting business with such companies within the Restricted Area at the time of any such outside transaction.

2. LINSA shall have the right to operate under this Agreement outside of the Restricted Areas, on a worldwide non-exclusive basis. LINSA shall receive prior written confirmation from MR3 acknowledging a client as LINSA's bona fide new prospect and MR3 agrees to protect LINSA and not to circumvent LINSA to deal directly with any such prospect, without LINSA's prior written consent.

3. No transaction under Section 2 of this Exhibit B shall be structured as a technology transfer transaction without the prior written consent of MR3.


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